                                                                   EXHIBIT 10.21

[BANK-ONE LOGO]

                                PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------
PRINCIPAL        LOAN DATE    MATURITY    LOAN NO     CALL      COLLATERAL     ACCOUNT      OFFICER      INITIALS
$3,000,000.00   10-27-1999   11-04-2000              106525        328        2756603893     00480
------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------

BORROWER:  THE TRIZETTO GROUP, INC., A DELAWARE
           CORPORATION
           567 SAN NICOLAS DRIVE - SUITE 360
           NEWPORT BEACH, CA 92660

LENDER:    Bank One, Colorado, NA
           Corporate Lending - Boulder
           1125 17th Street
           Denver, CO 80217

PRINCIPAL AMOUNT: $3,000,000.00                   DATE OF NOTE: OCTOBER 27, 1999

PROMISE TO PAY. FOR VALUE RECEIVED, THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION ("BORROWER") PROMISES TO PAY TO BANK ONE, COLORADO, NA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE MILLION & 00/100 DOLLARS ($3,000,000.00) ("TOTAL PRINCIPAL AMOUNT") OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE FROM THE DATE ADVANCED UNTIL PAID IN FULL.

PAYMENT. THIS NOTE SHALL BE PAYABLE AS FOLLOWS: INTEREST SHALL BE DUE AND PAYABLE MONTHLY AS IT ACCRUES, COMMENCING ON DECEMBER 4, 1999 AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER DURING THE TERM OF THIS NOTE, AND THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL ACCRUED BUT UNPAID INTEREST, SHALL BE DUE AND PAYABLE ON NOVEMBER 4, 2000. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at the address designated by Lender from time to time in writing. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. This Note may be executed in connection with a loan agreement. Any such loan agreement may contain additional rights, obligations and terms.

VARIABLE INTEREST RATE. THE INTEREST RATE ON THIS NOTE IS SUBJECT TO FLUCTUATION BASED UPON THE PRIME RATE OF INTEREST IN EFFECT FROM TIME TO TIME (THE "INDEX") (WHICH RATE MAY NOT BE THE LOWEST, BEST OR MOST FAVORABLE RATE OF INTEREST WHICH LENDER MAY CHARGE ON LOANS TO ITS CUSTOMERS). "PRIME RATE" SHALL MEAN THE RATE ANNOUNCED FROM TIME TO TIME BY LENDER AS ITS PRIME RATE. EACH CHANGE IN THE RATE TO BE CHARGED ON THIS NOTE WILL BECOME EFFECTIVE WITHOUT NOTICE ON THE SAME DAY AS THE INDEX CHANGES. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL ACCRUE INTEREST AT A RATE PER ANNUM WHICH WILL FROM TIME TO TIME BE EQUAL TO THE SUM OF THE INDEX, PLUS 0.500%. NOTICE: UNDER NO CIRCUMSTANCES WILL THE INTEREST RATE ON THIS NOTE BE MORE THAN THE MAXIMUM RATE ALLOWED BY APPLICABLE LAW.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $25.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens (a) Borrower fails to make any payment of principal or interest when due under this Note or any other indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "RELATED DOCUMENTS"); (c) Any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect, (d) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by any such party or against it under any bankruptcy or insolvency laws, (e) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (f) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise.

LENDER'S RIGHTS. Upon default, Lender may at it option, without further notice or demand (i) declare the entire unpaid principal balance on this Note, all accrued unpaid interest and all other costs and expenses for which Borrower is responsible for under this Note and any other Related Document immediately due,
(ii) refuse to advance any additional amounts under this Note, (n) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies or recourses under the Related Documents, at law or in equity, or (v) pursue any combination of the foregoing. Upon default, including failure to pay upon final maturity, Lender, at it option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 3.500 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire an attorney to help collect this Note if Borrower does not pay and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection, unless prohibited by applicable law. This Note has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Colorado without regard to any conflict of laws or provisions thereof.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

JURY WAIVER. THE BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid principal balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender.

ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a

10-27-1999                      PROMISSORY NOTE
 LOAN NO.                         (CONTINUED)                             PAGE 2
--------------------------------------------------------------------------------

waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

RENEWAL AND EXTENSION. This Note is given in replacement, renewal and/or extension of, but not extinguishing the indebtedness evidenced by, that promissory note dated March 4, 1999 executed by Borrower in the original principal amount of $1,500,000.00, and is not a novation thereof. All interest evidenced by the note being replaced, renewed, and/or extended by this instrument shall continue to be due and payable until paid.

ADDITIONAL PROVISION REGARDING LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater":
"up to the maximum amount of One Thousand Five Hundred Dollars ($1500.00) per late charge".

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral; or unjustifiably impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

By:   /s/ JEFFREY H. MARGOLIS
   --------------------------------------
   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

[BANK-ONE LOGO]

                          COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------
Principal        Loan Date    Maturity    Loan No     Call      Collateral     Account      Officer      Initials
$3,000,000.00   10-27-1999   11-04-2000              106525        328        2756603893     00480
------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------

BORROWER:  THE TRIZETTO GROUP, INC., A DELAWARE
           CORPORATION
           567 SAN NICOLAS DRIVE - SUITE 360
           NEWPORT BEACH, CA 92660

LENDER:    Bank One, Colorado, NA
           Corporate Lending - Boulder
           1125 17th Street
           Denver, CO 80217

THIS COMMERCIAL SECURITY AGREEMENT is entered into by THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION (referred to below as "Grantor") for the benefit of Bank One, Colorado, NA (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Colorado ("Code") All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

        COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

             ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES

        In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

             (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

             (b) All products and produce of any of the property described in this Collateral section.

             (c) All proceeds (including, without limitation, insurance proceeds) from the sale, lease, destruction, loss, or other disposition of any of the property described in this Collateral section.

             (d) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

        EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default."

        GRANTOR. The word "Grantor" means THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION, its successors and assigns (which is a debtor under the Code).

        GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

        INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Grantor, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Grantor, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing, whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others, whether Grantor may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

        LENDER. The word "Lender" means Bank One, Colorado, NA, its successors and assigns (which is a secured party under the Code).

        NOTE. The word "Note" means the promissory note dated October 27, 1999, in the principal amount of $3,000,000.00 from THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for such promissory note.

        RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

OBLIGATIONS OF GRANTOR. Grantor represents, warrants and covenants to Lender as follows:

        PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby irrevocably appoints Lender as its attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor has disclosed to Lender all tradenames and assumed names currently used by Grantor, all tradenames and assumed names used by Grantor within the previous six (6) years and all of Grantor's current business locations. Grantor will notify Lender in writing at least thirty (30) days prior to the occurrence of any of the following: (i) any changes in Grantor's name, tradename(s) or assumed name(s), or (ii) any change in Grantor's business locations) or the location of any of the Collateral.

        NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement, governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

        ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; Grantor will not adjust, settle, compromise, amend or modify any account, except in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Lender's written request.

        LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

        REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations

10-27-99                 COMMERCIAL SECURITY AGREEMENT
Loan No.                          (Continued)

                                                                          Page 2

        without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Colorado, without the prior written consent of Lender.

        TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

        Title. Grantor represents and warrants to Lender that it is the owner of the Collateral and holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

        COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral.

        MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

        TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and governmental charges or levies upon the Collateral and provide Lender evidence of such payment upon its request. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

        COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor is conducting and will continue to conduct Grantor's businesses in material compliance with all federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions applicable to Grantor's businesses and to the production, disposition or use of the Collateral, including without limitation, those pertaining to health and environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"). Grantor represents and warrants that (i) none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (ii) Grantor has not filed any notice under any federal, state or local law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premises on which Grantor is conducting its businesses; and (iii) Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release", as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal", as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Colorado establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the termination of this Agreement.

        MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risk insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

        APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Application of insurance proceeds to the payment of the Indebtedness will not extend, postpone or waive any payments otherwise due, or change the amount of such payments to be made and proceeds may be applied in such order and such amounts as Lender may elect.

        SOLVENCY OF GRANTOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair salable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.

        LIEN NOT RELEASED. The lien, security interest and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender, including but not limited to, the following: (a) any renewal, extension, increase or modification of any of the Indebtedness; (b) any surrender, compromise, release, renewal, extension, exchange or substitution granted in respect of any of the Collateral; (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Indebtedness; (d) any release of any other collateral for any of the Indebtedness; (e) any acquisition of any additional collateral for any of the Indebtedness; and (f) any waiver or failure to exercise any right, power or remedy granted herein, by law or in any of the Related Documents.

        REQUEST FOR ENVIRONMENTAL INSPECTIONS. Upon Lender's reasonable request from time to time, Grantor will obtain at Grantor's expense an inspection or audit report(s) addressed to Lender of Grantor's operations from an engineering or consulting firm approved by Lender, indicating the presence or absence of toxic and hazardous substances, underground storage tanks and solid waste on any premises in which Grantor is conducting a business; provided, however, Grantor will be obligated to pay for the cost of any such inspection or audit no more than one time in any twelve (12) month period unless Lender has reason to believe that toxic or hazardous substance or solid

10-27-99                 COMMERCIAL SECURITY AGREEMENT
Loan No.                          (Continued)

                                                                          Page 3

        wastes have been dumped or released on any such premises. If Grantor fails to order or obtain an inspection or audit within ten (10) days after Lender's request, Lender may at its option order such inspection or audit, and Grantor grants to Lender and its agents, employees, contractors and consultants access to the premises in which it is conducting its business and a license (which is coupled with an interest and is irrevocable) to obtain inspections and audits. Grantor agrees to promptly provide Lender with a copy of the results of any such inspection or audit received by Grantor. The cost of such inspections and audits by Lender shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

        CHATTEL PAPER. To the extent a security interest in the chattel paper of Grantor is granted hereunder, Grantor represents and warrants that all such chattel paper have only one original counterpart and no other party other than Grantor or Lender is in actual or constructive possession of any such chattel paper. Grantor agrees that at the option of and on the request by Lender, Grantor will either deliver to Lender all originals of the chattel paper which is included in the Collateral or will mark all such chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

        LANDLORD'S WAIVERS. Grantor agrees that upon the request of Lender, Grantor shall cause each landlord of real property leased by Grantor at which any of the Collateral is located from time to time to execute and deliver agreements satisfactory in form and substance to Lender by which such landlord waives or subordinates any rights it may have in the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may collect the accounts, notify account debtors to make payments directly to Lender for application to the Indebtedness and to verify the accounts with such account debtors. Lender also has the right, at the expense of Grantor, to enforce collection of such accounts and adjust, settle, compromise, sue for or foreclose on the amount owing under any such account, in the same manner and to the same extent as Grantor. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and be payable on demand by Lender. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

        OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Note, any of the other Related Documents or in any other agreement now existing or hereafter arising between Lender and Grantor.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement, the Note or any of the other Related Documents is false or misleading in any material respect.

        DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Grantor or any Guarantor to any third party under any agreement or undertaking.

        BANKRUPTCY OR INSOLVENCY. If the Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (n) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession;
        (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or
        (vi) fails to pay within thirty (30) days any final money judgment against such party.

        LIQUIDATION, DEATH AND RELATED EVENTS. If Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

        CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

        ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

        ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

        SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise dispose of the Collateral or the proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral (as a unit or in parcels) at public auction or private sale. Lender may buy the Collateral, or any portion thereof, (i) at any public sale, and (ii) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days prior to the date any public sale, or after which a private sale, of any of such Collateral is to be held. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Any sale of Collateral through the public trustee shall be deemed a commercially reasonable sale.

        APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. The receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

        COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of

10-27-99                 COMMERCIAL SECURITY AGREEMENT
Loan No.                          (Continued)

                                                                          Page 4

        preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

        OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

        OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness or pursue any other right or remedy available to Lender.

        CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS.

        AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supercedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provisions on arbitration in any Related Document, this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to any conflict of laws or provisions thereof.

        JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

        ATTORNEYS' FEES; EXPENSES. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the collateral assignment and security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

        TERMINATION. Upon (i) the satisfaction in full of the Indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become Indebtedness hereunder, and (iii) Lender's receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor's written request, Lender will, at Grantor's sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

        INDEMNITY. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action and/or inactions in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

        CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

        POWER OF ATTORNEY. Grantor hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution to do the following in the place and stead of Grantor and in the name of Grantor: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

        SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

        WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender

10-27-99                 COMMERCIAL SECURITY AGREEMENT
Loan No.                          (Continued)

                                                                          Page 5

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 27, 1999.

GRANTOR:
THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

By:   /s/ JEFFREY H. MARGOLIS
   --------------------------------------
   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

[BANK-ONE LOGO]

                                 LOAN AGREEMENT

------------------------------------------------------------------------------------------------------------------
PRINCIPAL        LOAN DATE    MATURITY    LOAN NO     CALL      COLLATERAL     ACCOUNT      OFFICER      INITIALS
$3,000,000.00   10-27-1999   11-04-2000              106525        328        2756603893     00480
------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
------------------------------------------------------------------------------------------------------------------

BORROWER:  THE TRIZETTO GROUP, INC., A DELAWARE
           CORPORATION
           567 SAN NICOLAS DRIVE - SUITE 360
           NEWPORT BEACH, CA 92660

LENDER:    Bank One, Colorado, NA
           Corporate Lending - Boulder
           1125 17th Street
           Denver, CO 80217

THIS LOAN AGREEMENT BETWEEN THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION ("BORROWER") AND BANK ONE, COLORADO, NA ("LENDER") IS MADE AND EXECUTED AS OF OCTOBER 27, 1999, THIS AGREEMENT GOVERNS ALL LOANS, CREDIT FACILITIES AND/OR OTHER FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN AND, UNLESS OTHERWISE AGREED TO IN WRITING BY LENDER AND BORROWER, ALL OTHER PRESENT AND FUTURE LOANS, CREDIT FACILITIES AND OTHER FINANCIAL ACCOMMODATIONS PROVIDED BY LENDER TO BORROWER. ALL SUCH LOANS, CREDIT FACILITIES AND OTHER FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL RENEWALS, EXTENSIONS AND MODIFICATIONS THEREOF, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT, AND (B) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of OCTOBER 27, 1999, and shall continue thereafter until all Loans and other obligations owing by Borrower to Lender hereunder have been paid in full and Lender has no commitments or obligations to make further Advances under the Loans to Borrower.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Colorado. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        AGREEMENT. The word "Agreement" means this Loan Agreement, as may be amended or modified from time to time, together with all exhibits and schedules attached hereto from time to time.

        ACCOUNT. The word "Account" means a trade account receivable of Borrower for goods sold or leased or for services rendered by Borrower in the ordinary course of its business.

        ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

        ADVANCE. The word "Advance" means any advance or other disbursement of Loan proceeds under this Agreement.

        BORROWER. The word "Borrower" means THE TRIZETTO GROUP, INC , A DELAWARE CORPORATION.

        BORROWING BASE. The words "Borrowing Base" mean 75.00% of the aggregate amount of Eligible Accounts, less the aggregate amount of letters of credit issued under the line.

        COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral for any Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

        COMMITTED SUM. The words "Committed Sum" mean an amount equal to $3,000,000.00.

        ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain terms and conditions acceptable to Lender and in which Lender has a first lien security interest, less the amount of all returns, discounts, credits, and offsets of any nature, provided, however, unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

             (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower and to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

             (b) All Accounts with respect to which Borrower has furnished a payment and/or performance bond and that portion of any Accounts for or representing retainage, if any, until all prerequisites to the immediate payment of such retainage have been satisfied.

             (c) Accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional.

             (d) Accounts with respect to which the Account Debtor is not a resident of, or whose principal place of business is located outside of, the United States or its territories, except to the extent such Accounts are supported by insurance, bonds or other assurances satisfactory to Lender in its sole and absolute discretion.

             (e) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

             (f) Accounts which are subject to dispute, counterclaim, or setoff.

             (g) Accounts with respect to which all goods have not been shipped or delivered, or all services have not been rendered, to the Account Debtor.

             (h) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

             (i) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts, or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor, or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

             (j) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States, except to the extent an acknowledgement of assignment to Lender of any such Accounts in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Lender.

             (k) Accounts which have not been paid or are not due and payable in full within ninety (90) days from the original invoice date. The entire balance of all Accounts of any single Account Debtor will be ineligible whenever 10.000% or more of the total amount outstanding on all Accounts owing by such Account Debtor is past due ninety
             (90) days or more.

        ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        GRANTOR. The word "Grantor" means and includes each and all of the persons or entities granting a Security Interest in any Collateral for any of the Loans.

        GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties for any of the Loans.

        INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Borrower, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Borrower, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

        LENDER. The word "Lender" means Bank One, Colorado, NA, its successors and assigns.

        LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

        NOTE. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any

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LOAN NO.                          (CONTINUED)
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        amendment, modification, renewal or replacement thereof.

        PERMITTED LIENS. The words "Permitted Liens" mean (a) hens and security interests securing Indebtedness owed by Borrower to Lender, (b) hens for taxes, assessments, or similar charges either (i) not yet due, or (ii) being contested to good faith by appropriate proceedings and for which Borrower has established adequate reserves, (c) purchase money hens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure any indebtedness permitted under this Agreement, and (d) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing.

        RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

        SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

        SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of security interest, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

LINE OF CREDIT. Subject to the other terms and conditions herein, Lender hereby establishes a Line of Credit for Borrower through which Lender agrees to make advances to Borrower from time to time from the effective date of this Agreement until the maturity date of the Note evidencing the Line of Credit, provided the aggregate amount of such advances outstanding at any time does not exceed the lesser of the amount equal to the Borrowing Base or an amount equal to the Committed Sum Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement.

        BORROWING BASE COMPLIANCE. If at any time the aggregate principal amount outstanding under the Line of Credit shall exceed the applicable Borrowing Base, Borrower shall pay to Lender an amount equal to the difference between the outstanding principal balance under the Line of Credit and the Borrowing Base.

        REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; and (b) All Account information listed on reports and schedules delivered to Lender will be true and correct, subject to immaterial variance.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an Advance, as of the date of any renewal, extension or modification of any Loan, and at all times any Loans or Lender's commitment to make Loans hereunder is outstanding.

        ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly qualified and in good standing in all other states in which Borrower is doing business Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

        AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents to which Borrower is a party have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body, and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower Borrower has all requisite power and authority to execute and deliver this Agreement and all other Related Documents to which Borrower is a party.

        FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely discloses Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender Borrower has no material contingent obligations except as disclosed in such financial statements.

        LEGAL EFFECT. This Agreement and all other Related Documents to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

        PROPERTIES. Except for Permitted Liens, Borrower is the sole owner of, and has good title to, all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last six (6) years.

        COMPLIANCE. Except as disclosed in writing to Lender (a) Borrower is conducting Borrower's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters, and (b) Borrower otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage of any toxic or hazardous substance or solid waste.

        LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

        TAXES. All tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those that have been disclosed in writing to Lender which are presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

        LIEN PRIORITY. Unless otherwise previously disclosed to and approved by Lender in writing, Borrower has not entered into any Security Agreements, granted a Security Interest or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral, except in favor of Lender.

        LICENSES, TRADEMARKS AND PATENTS. Borrower possesses and will continue to possess all permits, licenses, trademarks, patents and rights thereto which are needed to conduct Borrower's business and Borrower's business does not conflict with or violate any valid rights of others with respect to the foregoing.

        COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes approved by Lender and such proceeds will not be used for the purchasing or carrying of "margin stock" as defined in Regulation U issued by the Board of Governors of the Federal Reserve System.

        INELIGIBLE SECURITIES. No portion or any advance or Loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by Lender or any other affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.

        EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

        LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's chief executive office if Borrower has more than one place of business, is located at 567 SAN NICOLAS DRIVE - SUITE 360, NEWPORT BEACH, CA 92660. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

        INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

        SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending the Loans to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect during the term of this Agreement.

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LOAN NO.                          (CONTINUED)
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AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

        DEPOSITORY RELATIONSHIP. Establish and maintain its primary operating account(s) with Lender.

        LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor, and (c) the creation, occurrence or assumption by Borrower of any actual or contingent liabilities not permitted under this Agreement.

        FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine, audit and make and take away copies or reproductions of Borrower's books and records at all reasonable times. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

        FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet, income statement, and statement of changes in financial position for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

        ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

        INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a Security Interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

        INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer, (b) the risks insured, (c) the amount of the policy, (d) the properties insured, (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values, and (f) the expiration date of the policy.

        OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

        LOAN FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: $6,250.00 FACILITY FEE.

        LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

        TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting principles. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

        PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

        OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act, all applicable environmental statutes, rules, regulations and ordinances and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

        ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all federal, state and local environmental laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities, and furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

        BORROWING BASE CERTIFICATE. Contemporaneously with each request for an Advance under the Line of Credit, Borrower shall deliver to Lender a borrowing base certificate, in form and detail satisfactory to Lender, along with such supporting documentation as Lender may request, including without limitation, an accounts receivable aging report and/or a list or schedule of Borrower's accounts receivable, inventory and/or equipment.

        ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

        MAINTAIN BASIC BUSINESS. Engage in any business activities substantially different than those in which Borrower is presently engaged.

        CONTINUITY OF OPERATIONS. Cease operations, liquidate, dissolve or merge or consolidate with or into any other entity.

        INDEBTEDNESS. Create, incur or assume additional indebtedness for borrowed money, including capital leases, or guarantee any indebtedness owing by others, other than (a) current unsecured trade debt incurred in the ordinary course of business, (b) indebtedness owing to Lender, (c) borrowings outstanding as of the date hereof and disclosed to Lender in writing, and (d) any borrowings otherwise approved by Lender in writing.

        LIENS. Mortgage, assign, pledge, grant a security interest in or otherwise encumber Borrower's assets, except as allowed as a Permitted Lien.

        TRANSFER OF ASSETS. Transfer, sell or otherwise dispose of any of Borrower's assets other than in the ordinary course of business.

        INVESTMENTS. Invest in, or purchase, create, form or acquire any interest in, any other enterprise or entity.

        LOANS. Make any loans to any person or entity.

        DIVIDENDS. Pay any dividends on Borrower's capital stock or purchase, redeem, retire or otherwise acquire any of Borrower's capital stock or alter or amend Borrower's capital structure.

        AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a person or entity not an Affiliate of Borrower. As used herein, the term "Affiliate" means any individual or entity directly or indirectly controlling, controlled by or under common control with, another entity or individual.

CONDITIONS PRECEDENT TO ADVANCES. Lender's obligation to make any Advances or to provide any other financial accommodations to or


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LOAN NO.                          (CONTINUED)
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for the benefit of Borrower hereunder shall be subject to the conditions precedent that as of the date of such advance or disbursement and after giving effect thereto (a) all representations and warranties made to Lender in this Agreement and the Related Documents shall be true and correct as of and as if made on such date, (b) no material adverse change in the financial condition of Borrower or any Guarantor since the effective date of the most recent financial statements furnished to Lender, or to the value of any Collateral, shall have occurred and be continuing, (c) no event has occurred and is continuing, or would result from the requested advance or disbursement, which with notice or lapse of time, or both, would constitute an Event of Default, (d) no Guarantor has sought, claimed or otherwise attempted to limit, modify or revoke such Guarantor's guaranty of any Loan, and (e) Lender has received all Related Documents appropriately executed by Borrower and all other proper parties.

ADDENDUM. An addendum, titled "ADDENDUM", is attached to this document and by this reference is made a part of this document just as if all the provisions, terms and conditions of the ADDENDUM had been fully set forth in this document

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shalt constitute an Event of Default under this Agreement

        DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on any of the Indebtedness.

        OTHER DEFAULTS. Failure of Borrower, any Guarantor or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement, the Note or in any of the other Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement now existing or hereafter arising between Lender and Borrower.

        FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement or the Related Documents is false or misleading in any material respect.

        DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower, Grantor or any Guarantor to any third party under any agreement or undertaking.

        BANKRUPTCY OR INSOLVENCY. If the Borrower, Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession;
        (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or
        (vi) fails to pay within thirty (30) days any final money judgment against such party.

        LIQUIDATION, DEATH AND RELATED EVENTS. If Borrower, Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

        CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, Lender may, at its option, without further notice or demand, (a) terminate all commitments and obligations of Lender to make Loans to Borrower, if any, (b) declare all Loans and any other Indebtedness immediately due and payable, (c) refuse to advance any additional amounts under the Note or to provide any other financial accommodations under this Agreement, or (d) exercise all the rights and remedies provided in the Note or in any of the Related Documents or available at law, in equity, or otherwise; provided, however, if any Event of Default of the type described in the "Bankruptcy or Insolvency" subsection above shall occur, all Loans and any other Indebtedness shall automatically become due and payable, without any notice, demand or action by Lender. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.

        AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to any conflict of laws or provisions thereof.

        JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

        ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

        CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have abut Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of

10-27-1999                       LOAN AGREEMENT                          PAGE 5
LOAN NO.                          (CONTINUED)
--------------------------------------------------------------------------------

        such participation interests.

        COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may hire one or more attorneys to help collect the Indebtedness if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees.

        NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

        SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document. Signature pages may be detached from the counterparts to a single copy of this Agreement to physically form one document.

        SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

        SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

        TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

        WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor or Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS EXECUTED AS OF THE DATE SET FORTH ABOVE.

BORROWER:

THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

BY:   /s/ JEFFREY H. MARGOLIS
   --------------------------------------
   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

LENDER:

BANK ONE, COLORADO, NA

BY:
   --------------------------------------
   AUTHORIZED OFFICER

                                    ADDENDUM

BORROWER:                                           LENDER:
THE TRIZETTO GROUP, INC.                            Bank One, Colorado, NA
A DELAWARE CORPORATION                              Corporate Lending -- Boulder
567 SAN NICOLAS DRIVE, SUITE 360                    1125 17th Street
NEWPORT BEACH, CA 92660                             Denver, Co. 80217

THIS ADDENDUM IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE LOAN AGREEMENT DATED OCTOBER 27, 1999, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN BANK ONE, COLORADO, NA (THE "LENDER") AND THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION (THE "BORROWER").

ADDITIONAL PROVISION: "Notwithstanding any other provision of this Loan Agreement to the contrary."

        ADDITIONAL REPRESENTATIONS AND WARRANTIES - YEAR 2000. Borrower further represents and warrants to Lender, as of the date of this Agreement, as of the date of each request for an advance or disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists hereafter, that:

        (A) All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally the "Systems") necessary for Borrower to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrower's business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

        (B) Borrower has: (1) undertaken a detailed inventory, review, and assessment of all areas within its business and operations that could be adversely affected by the failure of Borrower to be Year 2000 Compliant on a timely basis; (2) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (3) to date, implemented that plan in accordance with that timetable in all material respects.

        (C) Borrower has made written inquiry of each of its key suppliers, vendors, and customers, and has obtained in writing confirmations from all such persons, as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrower reasonably believes that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrower whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower. For purposes of this paragraph, Lender, as a lender of funds under the terms of any Loan, confirms to Borrower that Lender has initiated its own corporate-wide Year 2000 program with respect to its lending activities.

        (D) The fair market value of all real and personal property, if any, pledged to Lender as collateral to secure any Loan is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such collateral to be Year 2000 Compliant.

        ADDITIONAL AFFIRMATIVE COVENANT - YEAR 2000. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

        (A) Furnish such additional information, statements and other reports with respect to Borrower's activities, course of action and progress towards becoming Year 2000 Compliant as Lender may request from time to time.

        (B) In the event of any change in circumstances that causes or will likely cause any of Borrower's representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrower shall promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide Lender with written notice (the "Year 2000 Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrower's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrower shall, within ten (10) days of a request, also provide Lender with any additional information Lender requests of Borrower in connection with the Year 2000 Notice and/or a Change in Circumstances.

        (C) Promptly upon its becoming available, furnish to Lender one copy of each financial statement, report, notice, or proxy statement sent by Borrower to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding to which Borrower is a party. For purposes of these provisions, "Governmental Authority" shall mean any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental entity having or asserting jurisdiction over Borrower or any of its business, operations or properties.

        (D) Give any representative of Lender access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and relating to its affairs, and to inspect any of the properties and Systems of Borrower, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Lender.

Acknowledged by:

THE TRIZETTO GROUP, INC.,
A DELAWARE CORPORATION

By:   /s/ JEFFREY H. MARGOLIS
   --------------------------------------
   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

                                    ADDENDUM

BORROWER:    THE TRIZETTO GROUP, INC.           LENDER:   BANK ONE, COLORADO, NA
             A DELAWARE CORPORATION                       1125 17th STREET
             567 SAN NICOLAS DRIVE,                       PO BOX 5586 TA
             SUITE 360                                    DENVER, CO. 80217
             NEWPORT BEACH, CA 92660

This ADDENDUM is attached to and by this reference is made a part of the Loan Agreement, dated October 27, 1999 executed by Lender and Borrower ("Loan Agreement").

ADDITIONAL DEFINITIONS. The Loan Agreement and this Addendum are hereinafter referred to as the "Agreement". Capitalized terms used herein shall have the meanings set forth in the Loan Agreement and the following terms shall have the following meanings

        "ADVANCE" means an advance by Lender to Borrower under the Line of Credit.

        "COMMITMENT" means the agreement of Lender hereunder to issue Letters of Credit pursuant to the terms and conditions to Letter of Credit Agreements and to make Advances pursuant to the terms and conditions to the Agreement

        "EXISTING LETTER(S) OF CREDIT" means any and all letter(s) of credit issued by Lender at the request of Borrower prior to the date of this Agreement, which expire after the date of this Agreement.

        "LETTER OF CREDIT AGREEMENT" means Lender's standard form Application and Agreement for Irrevocable Standby Letter of Credit, Lender's standard form Application for Irrevocable Commercial Letter of Credit and Commercial Letter of Credit Agreement, or other standard application and agreement for letters of credit in use by Lender from time to time.

        "LETTERS OF CREDIT" means the letters of credit to Lender's standard form from time to time issued pursuant to this Agreement and any Existing Letters of Credit.

        "REIMBURSEMENT AMOUNT" means the amount Borrower is obligated to pay to Lender under a Letter of Credit Agreement in respect of a draft drawn or drawn and accepted under the respective Letter of Credit, which amount shall be the amount of the draft or acceptance and all costs, expenses, fees, and other amounts then payable by Borrower to Lender under the Letter of Credit Agreement.

ISSUANCE OF LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement and the Letter of Credit Agreements and subject to the policies, procedures, and requirements of Lender in effect from time to time for issuance of Letters of Credit (including, without limitation, payment of letter of credit fees), Lender agrees to issue, from time to time on or before the maturity date of the Note, Letters of Credit upon request by and for the account of Borrower, provided that as to each requested Letter of Credit Borrower has delivered to Lender a completed and executed Letter of Credit Agreement, and provided further that the last date for payment of drafts drawn or drawn and accepted under a requested Letter of Credit is at least thirty (30) days before the maturity date of the Note. Each reference in this Agreement to "issue" or "issuance" or other forms of such words in relation to Letters of Credit shall also include any extension or renewal of a Letter of Credit. Upon occurrence of an event of default, or any condition or event that with notice, passage of time, or both would be an Event of Default, Lender, in its absolute and sole discretion and without notice, may suspend the commitment to issue Letters of Credit. In addition, upon occurrence of an Event of Default, Lender, in its absolute and sole discretion and without notice, may terminate the commitment to issue Letters of Credit.

ISSUANCE PROCEDURE. To obtain a Letter of Credit, Borrower shall complete and execute a Letter of Credit Agreement and submit it to the letter of credit department of Lender. Upon receipt of a completed and executed Letter of Credit Agreement, Lender will process the application in accordance with the policies, procedures, and requirements of Lender then in effect. If the application meets the requirements of Lender and is within the policies of Lender then in effect, Lender will issue the requested Letter of Credit.

REIMBURSEMENT OF LENDER FOR PAYMENT OF DRAFTS DRAWN OR DRAWN AND ACCEPTED UNDER LETTERS OF CREDIT. The obligation of Borrower to reimburse Lender for payment by Lender of drafts drawn or drawn and accepted under a Letter of Credit shall be as provided in the respective Letter of Credit Agreement. Lender will notify Borrower of payment by Lender of a draft drawn or drawn and accepted under a Letter of Credit and of the respective Reimbursement Amount and will give Borrower the election (i) to pay the Reimbursement Amount pursuant to the respective Letter of Credit Agreement or (ii) to pay the Reimbursement Amount by Lender making an Advance subject to the terms and conditions of this Agreement and applying the proceeds of the Advance to pay the Reimbursement Amount. If Borrower does not communicate to Lender its election within two Business Days after notification by Lender of payment of the draft or acceptance, Borrower shall be deemed to have elected to pay the Reimbursement Amount by Lender making an Advance hereunder, provided that if the terms and conditions in this Agreement for an Advance hereunder are not satisfied, Borrower shall be deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement. Each Advance to pay a Reimbursement Amount shall be dated the date that Lender pays the respective draft or acceptance and shall accrue interest from and after such date. If Borrower is to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement, Borrower shall also pay to Lender interest on the Reimbursement Amount from and including the date Lender pays the respective draft or acceptance at the rate per annum at which interest is then accruing under the Note until the Reimbursement Amount and such interest are paid in full, provided that if Borrower fails to pay the Reimbursement Amount and accrued interest thereon within five (5) days after notification by Lender to Borrower of payment of the respective draft or acceptance, interest thereafter shall accrue at the interest rate applicable to past-due payments under the Note. Such interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. Notwithstanding the above, if Borrower elects or is deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement and fails to pay the Reimbursement Amount and interest thereon within five (5) days after notification by Lender to Borrower, Lender, in its absolute and sole discretion and without notice to Borrower and regardless of whether the terms and conditions in this Agreement for Advances are satisfied, may make an Advance under this Agreement in the amount of the Reimbursement Amount and accrued interest thereon and apply the proceeds of such Advance to pay the Reimbursement Amount and accrued interest.

LETTERS OF CREDIT AND ADVANCES. Letters of Credit may be issued by Lender at the oral or written request of the respective person or persons designated in the Agreement to request Advances. Such person or persons are hereby authorized by Borrower to request Letters of Credit and Advances, to execute and deliver Letter of Credit Agreements on behalf of Borrower, and to direct disposition of the proceeds of Advances until written notice of the revocation of such authority is received from Borrower by Lender and Lender has had a reasonable time to act upon such notice. Lender shall have no duty to monitor for Borrower or to report to Borrower the use of Letters or Credit or proceeds of Advances Advances shall be disbursed by Lender in the manner agreed upon by Lender and Borrower from time to time.

LIMIT ON LETTERS OF CREDIT AND ADVANCES. Anything in the Related Documents to the contrary notwithstanding, the sum from time to time of (i) the aggregate amount of outstanding and undrawn Letters of Credit, (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit, (iii) the aggregate amount of unpaid Reimbursement Amounts, and (iv) the amount of outstanding and unpaid Advances shall not exceed $3,000,000.00, provided, that if such sum at any time exceeds such amount, Borrower, without notice or demand, shall immediately make a payment to Lender in an amount equal to the sum of (A) such excess and (B) accrued and unpaid interest thereon.

COLLATERAL UPON EVENT OF DEFAULT. Upon an event of default and demand by Lender in its absolute and sole discretion, Borrower shall immediately deliver to Lender as security for all obligations of Borrower under the Related Documents (including, without limitation, the obligation to pay Reimbursement Amounts), immediately available funds in an amount equal to the sum of (i) the aggregate amount of outstanding and undrawn Letters of Credit, and (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit. Borrower hereby grants to Lender a security interest in all such funds delivered to Lender to secure payment and performance of the Indebtedness.

CONDITIONS PRECEDENT TO LETTERS OF CREDIT. Lender's obligation to issue a Letter of Credit shall be subject to the conditions precedent to Advances set forth in the loan Agreement being satisfied as of the date of the issuance of such Letter of Credit and after giving effect thereto. Delay or failure by Lender to insist on satisfaction of any condition precedent to the issuance of a Letter of Credit or the making of an Advance shall not be a waiver of such condition precedent or any other condition precedent. If Borrower is unable to satisfy any condition precedent to the issuance of a Letter of Credit or making an Advance, the issuance of the Letter of Credit or the making of the Advance shall not preclude Lender from thereafter declaring the condition or event causing such inability to be an event of default.

Dated this___________day of______________, 199___.

BORROWER:

THE TRIZETTO GROUP, INC.,
a Delaware corporation

By:   /s/ JEFFREY H. MARGOLIS
   --------------------------------------
   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

LENDER:

BANK ONE, COLORADO, NA
a national banking association

By:
   --------------------------------------
   Robert O'Leary, Assistant Vice President

                                    ADDENDUM
--------------------------------------------------------------------------------
BORROWER:    THE TRIZETTO GROUP, INC.        LENDER:   BANK ONE, COLORADO, NA
             A DELAWARE CORPORATION                    CORPORATE LENDING BOULDER
             567 SAN NICOLAS DRIVE,                    1125 17" STREET
             SUITE 360                                 DENVER, CO. 80217
             NEWPORT BEACH, CA 92660
--------------------------------------------------------------------------------

THIS ADDENDUM IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF THE BUSINESS LOAN AGREEMENT DATED OCTOBER 27, 1999, AND EXECUTED BY BANK ONE, COLORADO, NA AND THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION.

ADDITIONAL AFFIRMATIVE COVENANT - CURRENT RATIO. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply at all times with the following covenant and ratio: Maintain a ratio of Liquid Assets plus Inventory, to current liabilities in excess of 3.00 to 1.00 (i) monthly if the principal balance outstanding is greater than zero or (ii) quarterly when the principal balance outstanding is zero.

ADDITIONAL AFFIRMATIVE COVENANT - TANGIBLE NET WORTH. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply at all times with the following covenant and ratio: Maintain a Tangible Net Worth of not less than $31,000,000 (i) monthly if the principal balance outstanding is greater than zero or (ii) quarterly when the principal balance outstanding is zero.

For purposes of this Agreement and to the extent the following terms are utilized in this Agreement: The term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (including, without limitation, goodwill, trademarks, patents, copyrights, organization expenses, and similar intangible items) less total liabilities excluding Subordinated Debt. The term "Subordinated Debt" shall mean all indebtedness owing by Borrower which has been subordinated by written agreement to all indebtedness now or hereafter owing by Borrower to Lender, such agreement to be in form and substance acceptable to Lender. The term "Liquid Assets", shall mean Borrower's unencumbered cash, marketable securities and accounts receivable net of reserves. The term "Distributions'" shall mean all dividends and other distributions made by Borrower to its shareholders, partners, owners or members, as the case may be, other than salary, bonuses and other compensation for services expended in the current accounting period. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified as being true and correct.

ADDITIONAL AFFIRMATIVE COVENANT - FINANCIAL STATEMENTS. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will furnish Lender within thirty (30) days of each (i) month end if the principal balance outstanding is greater than zero or (ii) fiscal quarter end if the principal balance outstanding is zero, with Borrower's balance sheet and income statement for the period ended, prepared and certified, subject to year-end review adjustments, as correct to the best knowledge and belief by its chief financial officer or other person reasonably acceptable to Lender.

ADDITIONAL AFFIRMATIVE COVENANT - COMPLIANCE CERTIFICATE. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply at all times with the following covenant and ratio: Unless waived in writing by Lender, provide Lender thirty (30) days after each (i) month if the principal balance outstanding is greater than zero, or (ii) fiscal quarter if the principal balance outstanding is zero, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, (a) certifying that the representations and warranties set forth in this Agreement are true and correct as to the date of the certificate and that, as of the date of the certificate, no Event of Default exists under this Agreement, and (b) demonstrating compliance with all financial covenants set forth in this Agreement.

ADDITIONAL AFFIRMATIVE COVENANT - BORROWING BASE CERTIFICATE. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender within thirty (30) days after each (i) month if the principal balance outstanding is greater than zero, or (ii) fiscal quarter if the principal balance outstanding is zero, Borrower shall deliver to Lender, a borrowing base certificate, in form and detail satisfactory to Lender, along with such supporting documentation as Lender may request including a list or schedule of Borrower's inventory and/or equipment.

ADDITIONAL AFFIRMATIVE COVENANT - ADDITIONAL REPORTING. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide Lender (a) within thirty (30) days of each (i) month if the principal balance outstanding is greater than zero, or (ii) fiscal quarter if the principal balance outstanding is zero, an aging and listing of all accounts receivable prepared in accordance with generally accepted accounting principles which itemizes each account debtor by name and which states the total amount payable to Borrower and contains a breakdown indicating future amounts due and when due, current amounts due, amounts thirty (30) days past due, sixty
(60) days past due and ninety (90) or more days past due, and reflecting any credit adjustments, returns and allowances; (b) within thirty (30) days of each fiscal year end, Borrower's annual projections for the year immediately following (balance sheet, income statement, cash flow) showing monthly activity forecast.

10-27-1997                          ADDENDUM
LOAN NO.                           (CONTINUED)                            PAGE 2
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LINE OF CREDIT CLEARANCE. Borrower shall, at lease once during the term of the
Line of Credit, reduce and maintain the outstanding principal balance of the Line of Credit to $0.00 for a period of at least thirty (30) consecutive calendar days.

ADDITIONAL NEGATIVE COVENANT - CHANGE IN MANAGEMENT. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender permit a material change in the capacity, responsibility or authority of the following management personnel:
Jeffrey H. Margolis and D. Brian Karr.

ADDITIONAL NEGATIVE COVENANT - TRANSFER OF OWNERSHIP. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender permit the sale, pledge or other transfer of any ownership interest in Borrower. Additional equity raised may be used to retire outstanding capital stock.

THIS ADDENDUM IS EXECUTED OCTOBER 27, 1999.

BORROWER:

THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

BY:   /s/ JEFFREY H. MARGOLIS
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   JEFFREY H. MARGOLIS, PRESIDENT AND CEO

LENDER:

BANK ONE, COLORADO, NA

BY:
   --------------------------------------
   AUTHORIZED OFFICER